Exhibit 32.2

Certification Required by Rule 13a-14(b) and 18 U.S.C. Section 1350
(as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002)

I, Mark S. Demilio, as Chief Financial Officer of Magellan Health Services, Inc (the “Company”), certify, pursuant to 18 U.S.C. Section 1350 (as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002), that to my knowledge:

(1)                                  the accompanying Quarterly Report on Form 10-Q of the Company for the quarterly period ended March 31, 2005 (the “Report”), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)                                  the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: April 28, 2005	/s/ MARK S. DEMILIO
Mark S. Demilio
Chief Financial Officer